                                         EXHIBIT 99


The Bank of New York Company, Inc.       NEWS
------------------------------------------------------------------------------

                                         One Wall Street, New York, NY 10286
                                         -----------------------------------

                                         Contact:
                                         PUBLIC AND INVESTOR RELATIONS














IMMEDIATELY
-----------

Media:                                         Investors:
-----                                          ---------
Frank H. Scarangella, SVP                      Richard P. Stanley, SVP
(212) 635-1590                                 (212) 635-1854
Cary J. Giacalone, VP                          Gregory A. Burton, AVP
(212) 635-1590                                 (212) 635-1578


                  THE BANK OF NEW YORK COMPANY, INC. REPORTS
                 Record Third Quarter Diluted E.P.S. of $1.02,
                    Reflecting Sale of BNY Financial Corp.

                 Fiduciary and Servicing Fees Up a Strong 17%



NEW YORK, N.Y., October 18, 1999 -- The Bank of New York Company, Inc. (NYSE:
BK) reports record third quarter diluted earnings per share of $1.02, up 162% from the 39 cents earned in the third quarter of 1998. Net income for the third quarter was a record $773 million, up 157% from the $301 million earned in the same period last year. The third quarter results reflect a gain on the sale of BNY Financial Corporation ("BNYFC") as well as certain charges related to the decision to exit a portfolio of credits on an accelerated basis. Diluted earnings per share were $1.84 for the first nine months of 1999, up 63% from the $1.13 earned last year. Net income for the first nine months was a record $1,411 million, an increase of 61% over last year's $879 million.
     "Continued momentum in our fee-based businesses drove strong core revenue growth. Our exit from the commercial finance business and from select commercial credits will result in a higher quality prospective earnings profile. In addition, these sales will provide capital for reinvestment in our higher growth securities servicing and asset management businesses," said Thomas A. Renyi, Chairman and CEO. New business wins and continued favorable markets worldwide drove securities servicing revenues up 21%. Trust and investment fees grew 15%, led by strong investment performance, new customers and favorable U.S. equity markets. Overall, noninterest income contributed 60% of revenues for the quarter, excluding the gain on the sale of BNYFC and the liquidity charges associated with the accelerated disposition of the portfolio of credits.
     In securities servicing, all areas did well with global custody, mutual funds, securities lending, ADR's and execution services particularly strong. Domestic and global custody continued to gain market share from new business wins as assets under custody grew to $5.4 trillion at quarter end. Trust and investment's results were driven by strong investment performance which continues to attract new customers.
     On July 22, 1999, the Company completed the sale of BNYFC to General Motors Acceptance Corporation. Net income for the third quarter and year-to-date periods included a pre-tax gain of $1,020 million ($573 million after-tax) or 75 cents per share from the sale.
     As part of its continuing strategy to align credit products with fiduciary and servicing businesses, the Company reviewed its credit portfolio and decided to accelerate the disposition of certain loans based on, in part, cross-sell potential and overall relationship profitability. As a result, in the third quarter of 1999, the Company identified exposures totaling
$1 billion and related outstandings of $759 million and categorized them as available for sale and recorded a liquidity charge to noninterest income of $124 million. At September 30, 1999, remaining exposures available for sale totaled $728 million with related outstandings of $464 million. The provision for credit losses for the quarter was $90 million. The increase from the $15 million in the prior quarter reflects the decision to accelerate the disposition of certain loans, some of which were nonperforming, as well as higher charge-offs in the Company's asset based lending businesses.

Nonperforming assets declined to $155 million at September 30, 1999 from $220 million at June 30, 1999.
     Return on average common equity for the third quarter of 1999 was 61.23% compared with 24.19% in the third quarter of 1998. Return on average assets for the third quarter of 1999 was 4.74% compared with 1.86% in the third quarter of 1998. For the first nine months of 1999, return on average common equity totaled 36.63% compared with 24.39% in 1998. Return on average assets was 2.85% for the first nine months of 1999 compared with 1.90% in 1998.
     Net interest income on a taxable equivalent basis for the third quarter increased to $429 million from $427 million in the second quarter of 1999.
For the first nine months of 1999, net interest income on a taxable equivalent basis was $1,292 million compared with $1,258 million in the first nine months of 1998.
     Fees from the Company's securities servicing businesses reached $311 million for the third quarter compared with $258 million last year. For the first nine months of 1999 fees from the Company's securities servicing businesses totaled $904 million, growing by 24% compared with the corresponding period of the prior year.
     In cash processing, fees from cash management were up 7% for the quarter driven by continued cross selling to the Company's securities servicing customers. Fees from funds transfer grew by 11% from the previous year, the result of continued market share gains and the firming global economy. Trade finance fees were down 6% from a year ago primarily due to the sale of BNYFC. Overall, cash processing fees grew by 4% reaching $69 million for the quarter. For the first nine months, cash processing fees increased 8% to $208 million.
     Trust and investment fees were $61 million for the quarter, an increase of 15% over last year, led by strong results from personal trust, personal asset management and retail investment products. Higher transaction flows in the Company's European securities servicing business drove foreign exchange and other trading revenues up to $45 million this quarter compared with $30 million in the third quarter last year.

     Tangible diluted earnings per share (earnings before the amortization of goodwill and intangibles) were $1.05 per share in the third quarter of 1999, up from 41 cents per share in the third quarter of 1998. On the same basis, tangible return on average common equity was 86.97% in 1999 compared with 37.56% in 1998; and tangible return on average assets was 4.96% in 1999 compared with 2.03% in 1998. Tangible diluted earnings per share were $1.91 per share for the first nine months of 1999, compared with $1.20 per share in 1998. Tangible return on average common equity was 54.08% in the first nine months of 1999 compared with 37.47% in 1998; and tangible return on average assets was 3.06% in the first nine months of 1999 compared with 2.07% last year. Amortization of intangibles for the third quarter and the first nine months of 1999 was $23 million and $76 million compared with $26 million and $75 million last year.
     The Company's estimated Tier 1 capital and Total capital ratios were 8.40% and 12.56% at September 30, 1999 compared with 7.63% and 11.52% at June 30, 1999, and 7.52% and 11.64% at September 30, 1998. The leverage ratio was 8.02% at September 30, 1999 compared with 7.65% at June 30, 1999 and 7.24% one year ago. The Company's tangible common equity as a percent of total assets was 5.93% at September 30, 1999 compared with 5.59% at June 30, 1999 and September 30, 1998. In the first nine months of 1999, the Company repurchased 44 million shares of the 48 million authorized under its buyback programs.

NET INTEREST INCOME

                             3rd         2nd         3rd
                           Quarter     Quarter     Quarter        Year to Date
                           -------     -------     -------       ---------------
(In millions)               1999        1999        1998          1999      1998
                            ----        ----        ----          ----      ----
Net Interest Income         $429        $427        $430        $1,292    $1,258
Net Interest Rate
 Spread                     2.21%       2.18%       2.14%         2.23%     2.21%
Net Yield on Interest
 Earning Assets             3.16        3.07        3.15          3.14      3.25


     Net interest income on a taxable equivalent basis was $429 million in the third quarter of 1999 compared with $427 million in the second quarter of 1999 and $430 million in the third quarter of 1998. The net interest rate spread was 2.21% in the third quarter of 1999, compared with 2.18% in the second quarter of 1999 and 2.14% one year ago. The net yield on interest-earning assets was 3.16% compared with 3.07% in the second quarter of 1999 and 3.15% in last year's third quarter.
     For the first nine months of 1999, net interest income on a taxable equivalent basis, amounted to $1,292 million compared with $1,258 million in the first nine months of 1998. The year-to-date net interest rate spread was 2.23% in 1999 compared with 2.21% in 1998, while the net yield on interest-earning assets was 3.14% in 1999 and 3.25% in 1998.
     The increase in net interest income from the second quarter was caused by a higher yield, reflecting a rising rate environment which increases the value of interest-free deposits, as well as by the temporary reinvestment of BNYFC sale proceeds.

NONINTEREST INCOME

                                            3rd      2nd      3rd
                                          Quarter  Quarter  Quarter    Year-to-Date
                                          -------  -------  -------    ------------
(In millions)                              1999     1999     1998      1999    1998
                                           ----     ----     ----      ----    ----
Servicing Fees
  Securities                             $  311     $302     $258    $  904  $  726
  Cash                                       69       70       66       208     193
                                         ------     ----     ----    ------  ------
                                            380      372      324     1,112     919
Trust and Investment Fees                    61       60       53       179     154
Service Charges and Fees                     77       91       81       251     248
Foreign Exchange and
 Other Trading Activities                    45       46       30       133     118
Securities Gains                             50       50       51       150     125
Gain on the Sale of BNYFC                 1,020        -        -     1,020       -
Liquidity Charge - Loans Available
 for Sale                                  (124)       -        -      (124)      -
Other                                        22       32       33        86     121
                                         ------     ----     ----    ------  ------
Total Noninterest Income                 $1,531     $651     $572    $2,807  $1,685
                                         ======     ====     ====    ======  ======

     Securities servicing fees grew 21% reaching $311 million compared with $258 million from a year ago. Fees from trust and investment were $61 million up 15% from the third quarter of 1998. The decline in service charges and fees and other income primarily reflects the sale of BNYFC. Securities gains were $50 million, which compares to $50 million in the second quarter of 1999 and $51 million in the third quarter of 1998. On a pro forma basis, reflecting the sale of BNYFC and excluding the liquidity charge on the accelerated disposal of loans, noninterest income for the third quarter was $629 million up 16% from $541 million in the third quarter of 1998.

NONINTEREST EXPENSE AND INCOME TAXES

     Noninterest expense for the third quarter of 1999 was $515 million up from $481 million in 1998. The increase was principally due to acquisitions and growth in the Company's securities servicing businesses.
     The efficiency ratio for the third quarter of 1999 was 50.7% compared with 49.9% in the second quarter of 1999 and 50.6% for the third quarter of 1998. For the first nine months of 1999, the efficiency ratio was 50.3% compared with 50.3% last year. The computation of the efficiency ratio excludes the gain on the sale of BNYFC and the liquidity charge.
     The effective tax rates for the third quarter and the first nine months of 1999 were 40.4% and 37.9% compared with 35.1% and 35.4% last year. The increase in these rates reflect the sale of BNYFC.

NONPERFORMING ASSETS

                                                                   Change
                                                                 9/30/99 vs.
(Dollars in millions)                 9/30/99       6/30/99       6/30/99
                                     --------      --------       --------
Loans:
     Commercial Real Estate            $  1          $  1           $  -
     Other Commercial                    12           103            (91)
     Foreign                             69            68              1
     Regional Commercial                 29            33             (4)
     Loans Available for Sale            31             -             31
                                       ----          ----           ----
  Total Loans                           142           205            (63)
Other Real Estate                        13            15             (2)
                                       ----          ----           ----
        Total                          $155          $220           $(65)
                                       ====          ====           ====

Nonperforming Assets Ratio              0.4%          0.6%
Allowance/Nonperforming Loans         420.1         290.2
Allowance/Nonperforming Assets        384.2         271.0


     The decline in nonperforming assets primarily reflects the decision to sell certain loans as well as higher charge-offs in the Company's asset based lending businesses. The June 30, 1999 nonperforming assets exclude $21 million of loans related to the BNYFC transaction.

CREDIT LOSS PROVISION AND NET CHARGE-OFFS

                                  3rd          2nd          3rd
                                Quarter      Quarter      Quarter    Year-to-date
                                -------      -------      -------    ------------
(In millions)                     1999         1999        1998     1999     1998
                                  ----         ----        ----     ----     ----
Provision                         $ 90         $ 15        $  5    $ 120     $ 15
                                  ====         ====        ====    =====     ====
Net(Charge-offs)Recoveries:
  Commercial Real Estate          $ (1)        $  1        $  5    $  (2)    $  7
  Other Commercial                 (61)         (13)        (16)     (82)     (22)
  Consumer                          (1)          (1)         (1)      (3)      (3)
  Foreign                          (23)          (2)         (1)     (34)      (2)
  Other                             (3)           -           -       (2)      (2)
                                  ----         ----        ----    -----     ----
     Total                        $(89)        $(15)       $(13)   $(123)    $(22)
                                  ====         ====        ====    =====     ====

Other Real Estate Expenses        $  -         $  -        $  -    $   1     $  2


     The provision for credit losses for the quarter was $90 million reflecting the decision to accelerate the disposition of certain loans and higher charge-offs related to the Company's asset based lending businesses. The allowance for credit losses was $594 million, or 1.57% of loans at

September 30, 1999 compared with $595 million, or 1.55% of loans at June 30, 1999 and $638 million, or 1.66% of loans at September 30, 1998. The ratio of the allowance to nonperforming assets was 384.2% at September 30, 1999 compared with 271.0% at June 30, 1999 and 327.8% at September 30, 1998.

                          ***************************
(Financial highlights and detailed financial statements are attached.)

                        THE BANK OF NEW YORK COMPANY, INC.
                                Financial Highlights
                   (Dollars in millions, except per share amounts)
                                    (Unaudited)

                                                   1999       1998      Change
                                                   ----       ----      ------
For the Three Months Ended September 30:
----------------------------------------
  Net Income                                    $   773    $   301      157.0%
    Per Common Share:
      Basic                                     $  1.04    $  0.40      160.0
      Diluted                                      1.02       0.39      161.5
      Cash Dividends Paid                          0.14       0.14          -

  Return on Average Common Shareholders'
      Equity                                      61.23%     24.19%
  Return on Average Assets                         4.74       1.86



For the Nine Months Ended September 30:
---------------------------------------
  Net Income                                    $ 1,411    $   879       60.5%
    Per Common Share:
      Basic                                     $  1.87    $  1.18       58.5
      Diluted                                      1.84       1.13       62.8
      Cash Dividends Paid                          0.42       0.40        5.0

  Return on Average Common Shareholders'
      Equity                                      36.63%     24.39%
  Return on Average Assets                         2.85       1.90



As of September 30:
-------------------
  Assets                                        $63,158    $63,812       -1.0%
  Loans                                          37,757     38,506       -1.9
  Securities                                      5,892      5,911       -0.3
  Deposits - Domestic                            26,309     26,859       -2.0
           - Foreign                             18,486     17,633        4.8
  Long-Term Debt                                  2,416      2,022       19.5
  Minority Interest - Preferred Securities        1,500      1,300       15.4
  Preferred Shareholders' Equity                      1          1          -
  Common Shareholders' Equity                     4,895      5,013       -2.4

  Common Shareholders' Equity Per Share            6.65       6.63        0.3
  Market Value Per Share of Common Stock          33.44      27.38       22.1

  Allowance for Credit Losses as a Percent
    of Loans                                       1.57%      1.66%
  Tier 1 Capital Ratio                             8.40       7.52
  Total Capital Ratio                             12.56      11.64
  Leverage Ratio                                   8.02       7.24
  Tangible Common Equity Ratio                     5.93       5.59

                         THE BANK OF NEW YORK COMPANY, INC.
                         Consolidated Statements of Income
                       (In millions, except per share amounts)
                                    (Unaudited)

                                                                For the three       For the nine
                                                                months ended        months ended
                                                                September 30,       September 30,

                                                              1999        1998     1999      1998
                                                              ----        ----     ----      ----
Interest Income
---------------
Loans                                                       $  643       $ 708   $1,962    $2,073
Securities
  Taxable                                                       63          64      190       209
  Exempt from Federal Income Taxes                              13          16       36        46
                                                            ------       -----   ------    ------
                                                                76          80      226       255
Deposits in Banks                                               62          44      180       127
Federal Funds Sold and Securities Purchased
 Under Resale Agreements                                        49          68      147       140
Trading Assets                                                   4           6       15        15
                                                            ------       -----   ------    ------
    Total Interest Income                                      834         906    2,530     2,610
                                                            ------       -----   ------    ------
Interest Expense
----------------
Deposits                                                       320         367      961     1,034
Federal Funds Purchased and  Securities Sold
 Under Repurchase Agreements                                    32          38       99       104
Other Borrowed Funds                                            27          52      102       154
Long-Term Debt                                                  38          34      108       100
                                                            ------       -----   ------    ------
    Total Interest Expense                                     417         491    1,270     1,392
                                                            ------       -----   ------    ------
Net Interest Income                                            417         415    1,260     1,218
-------------------
Provision for Credit Losses                                     90           5      120        15
                                                            ------       -----   ------    ------
Net Interest Income After Provision for
 Credit Losses                                                 327         410    1,140     1,203
                                                            ------       -----   ------    ------
Noninterest Income
------------------
Processing Fees
 Securities                                                    311         258      904       726
 Cash                                                           69          66      208       193
                                                            ------       -----   ------    ------
                                                               380         324    1,112       919
Trust and Investment Fees                                       61          53      179       154
Service Charges and Fees                                        77          81      252       248
Securities Gains                                                50          51      149       125
Other                                                          963          63    1,115       239
                                                            ------       -----   ------    ------
    Total Noninterest Income                                 1,531         572    2,807     1,685
                                                            ------       -----   ------    ------
Noninterest Expense
-------------------
Salaries and Employee Benefits                                 300         294      922       863
Net Occupancy                                                   41          41      122       126
Furniture and Equipment                                         25          22       69        63
Other                                                          149         124      424       368
                                                            ------       -----   ------    ------
    Total Noninterest Expense                                  515         481    1,537     1,420
                                                            ------       -----   ------    ------
Income Before Income Taxes                                   1,343         501    2,410     1,468
Income Taxes                                                   542         175      915       519
Distribution on Trust Preferred Securities                      28          25       84        70
                                                            ------       -----   ------    ------
Net Income                                                  $  773       $ 301   $1,411    $  879
----------                                                  ======       =====   ======    ======
Net Income Available to Common Shareholders                 $  773       $ 301   $1,411    $  879
-------------------------------------------                 ======       =====   ======    ======

Per Common Share Data:
----------------------
   Basic Earnings                                           $ 1.04       $0.40   $ 1.87    $ 1.18
   Diluted Earnings                                           1.02        0.39     1.84      1.13
   Cash Dividends Paid                                        0.14        0.14     0.42      0.40
Diluted Shares Outstanding                                     754         779      769       781

                       THE BANK OF NEW YORK COMPANY, INC.
                          Consolidated Balance Sheets
                  (Dollars in millions, except per share amounts)
                                  (Unaudited)

                                                          September 30,       December 31,
                                                              1999                1998
                                                              ----                ----
Assets
------
Cash and Due from Banks                                    $ 6,430             $ 3,999
Interest-Bearing Deposits in Banks                           4,543               4,504
Securities:
  Held-to-Maturity                                             844                 964
  Available-for-Sale                                         5,048               5,451
                                                           -------             -------
    Total Securities                                         5,892               6,415
Trading Assets at Fair Value                                 1,787               1,637
Federal Funds Sold and Securities Purchased Under Resale
 Agreements                                                  1,614               3,281
Loans (less allowance for credit losses of $594 in 1999
 and $636 in 1998)                                          37,163              37,750
Premises and Equipment                                         848                 856
Due from Customers on Acceptances                              399                 946
Accrued Interest Receivable                                    284                 355
Other Assets                                                 4,198               3,760
                                                           -------             -------
     Total Assets                                          $63,158             $63,503
                                                           =======             =======

Liabilities and Shareholders' Equity
------------------------------------
Deposits
 Noninterest-Bearing (principally domestic offices)        $11,608             $11,480
 Interest-Bearing
   Domestic Offices                                         14,858              16,091
   Foreign Offices                                          18,329              17,061
                                                           -------             -------
     Total Deposits                                         44,795              44,632
Federal Funds Purchased and Securities
 Sold Under Repurchase Agreements                            2,055               1,571
Other Borrowed Funds                                         3,834               4,536
Acceptances Outstanding                                        401                 951
Accrued Taxes and Other Expenses                             2,711               2,183
Accrued Interest Payable                                       116                 188
Other Liabilities                                              434                 608
Long-Term Debt                                               2,416               2,086
                                                           -------             -------
     Total Liabilities                                      56,762              56,755
                                                           -------             -------

Guaranteed Preferred Beneficial Interests in the
 Company's Junior Subordinated Deferrable Interest
 Debentures                                                  1,500               1,300
                                                           -------             -------

Shareholders' Equity
 Class A Preferred Stock - par value $25.00 per share,
  authorized 5,000,000 shares, outstanding 16,887 shares
  in 1999 and 22,820 shares in 1998                              1                   1
 Common Stock-par value $7.50 per share,
  authorized 1,600,000,000 shares, issued
  975,695,998 shares in 1999 and
  970,767,767 shares in 1998                                 7,318               7,281
 Additional Capital                                            265                 142
 Retained Earnings                                           2,411               1,318
 Accumulated Other Comprehensive Income                         63                 312
                                                           -------             -------
                                                            10,058               9,054
 Less: Treasury Stock (238,009,759 shares in 1999
        and 197,648,459 shares in 1998), at cost             5,149               3,593
       Loan to ESOP (1,801,003 shares in 1999
        and 1998), at cost                                      13                  13
                                                           -------             -------
     Total Shareholders' Equity                              4,896               5,448
                                                           -------             -------
     Total Liabilities and Shareholders' Equity            $63,158             $63,503
                                                           =======             =======

----------------------------------------------------------------------------------------
Note: The balance sheet at December 31, 1998 has been derived from the audited financial statements at that date.

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                      (Preliminary)
                                  (Dollars in millions)

                                            For the three months               For the three months
                                          ended September 30, 1999           ended September 30, 1998
                                       ------------------------------     ------------------------------
                                       Average                Average     Average                Average
                                       Balance    Interest     Rate       Balance    Interest     Rate
                                       -------    --------    -------     -------    --------    -------
ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)                   $ 5,641       $  62       4.35%    $ 3,247       $  44      5.43%
Federal Funds Sold and Securities
 Purchased Under Resale Agreements       4,051          49       4.76       4,889          68      5.50
Loans
 Domestic Offices                       19,224         349       7.20      20,074         383      7.56
 Foreign Offices                        18,522         294       6.30      18,846         327      6.88
                                       -------       -----                -------       -----
   Total Loans                          37,746         643       6.76      38,920         710      7.23
                                       -------       -----                -------       -----
Securities
 U.S. Government Obligations             2,452          36       5.85       2,907          42      5.73
 U.S. Government Agency Obligations        840          14       6.56         465           8      6.67
 Obligations of States and
  Political Subdivisions                   570          11       7.87         687          13      7.80
 Other Securities, including
  Trading Securities                     2,537          31       4.93       2,984          36      4.76
                                       -------       -----                -------       -----
   Total Securities                      6,399          92       5.76       7,043          99      5.58
                                       -------       -----                -------       -----
Total Interest-Earning Assets           53,837         846       6.24%     54,099         921      6.75%
                                                     -----                              -----
Allowance for Credit Losses               (593)                              (646)
Cash and Due from Banks                  3,240                              3,133
Other Assets                             7,579                              7,446
                                       -------                            -------
   TOTAL ASSETS                        $64,063                            $64,032
                                       =======                            =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate Accounts            $ 4,891          54       4.37%    $ 5,078          62      4.87%
 Savings                                 7,763          45       2.32       7,645          50      2.60
 Certificates of Deposit
  $100,000 & Over                          430           5       5.03         666           9      5.46
 Other Time Deposits                     2,208          24       4.27       2,228          27      4.78
 Foreign Offices                        18,664         192       4.07      17,542         219      4.94
                                       -------       -----                -------       -----
  Total Interest-Bearing Deposits       33,956         320       3.74      33,159         367      4.39
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                              2,827          32       4.50       3,205          38      4.75
Other Borrowed Funds                     2,012          27       5.34       3,827          52      5.31
Long-Term Debt                           2,313          38       6.59       1,998          34      6.81
                                       -------       -----                -------       -----
  Total Interest-Bearing Liabilities    41,108         417       4.03%     42,189         491      4.61%
                                                     -----                              -----
Noninterest-Bearing Deposits            10,580                             10,220
Other Liabilities                        5,870                              5,391
Minority Interest-Preferred Securities   1,500                              1,300
Preferred Stock                              -                                  1
Common Shareholders' Equity              5,005                              4,931
                                       -------                            -------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                $64,063                            $64,032
                                       =======                            =======
Net Interest Earnings
 and Interest Rate Spread                            $ 429       2.21%                  $ 430      2.14%
                                                     =====       ====                   =====      ====
Net Yield on Interest-Earning Assets                             3.16%                             3.15%
                                                                 ====                              ====

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                      (Preliminary)
                                  (Dollars in millions)

                                            For the nine months               For the nine months
                                          ended September 30, 1999          ended September 30, 1998
                                       ------------------------------     ------------------------------
                                       Average                Average     Average                Average
                                       Balance    Interest     Rate       Balance    Interest     Rate
                                       -------    --------    -------     -------    --------    -------
ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)                   $ 5,321      $  180      4.52%     $ 3,084      $  127      5.51%
Federal Funds Sold and Securities
 Purchased Under Resale Agreements       4,169         147      4.73        3,466         140      5.39
Loans
 Domestic Offices                       19,913       1,073      7.21       19,620       1,137      7.76
 Foreign Offices                        19,109         890      6.23       18,234         938      6.88
                                       -------      ------                -------      ------
   Total Loans                          39,022       1,963      6.73       37,854       2,075      7.33
                                       -------      ------                -------      ------
Securities
 U.S. Government Obligations             2,518         109      5.79        3,211         139      5.77
 U.S. Government Agency Obligations        857          41      6.43          544          27      6.53
 Obligations of States and
  Political Subdivisions                   592          35      7.82          669          41      8.08
 Other Securities, including
  Trading Securities                     2,538          87      4.56        2,933         101      4.61
                                       -------      ------                -------      ------
   Total Securities                      6,505         272      5.59        7,357         308      5.58
                                       -------      ------                -------      ------
Total Interest-Earning Assets           55,017       2,562      6.23%      51,761       2,650      6.84%
                                                    ------                             ------
Allowance for Credit Losses               (619)                              (644)
Cash and Due from Banks                  3,130                              3,400
Other Assets                             8,002                              7,456
                                       -------                            -------
   TOTAL ASSETS                        $65,530                            $61,973
                                       =======                            =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate Accounts            $ 5,086         160      4.20%     $ 4,931         176      4.78%
 Savings                                 7,793         131      2.24        7,689         147      2.56
 Certificates of Deposit
  $100,000 & Over                          559          20      4.89          690          28      5.49
 Other Time Deposits                     2,195          71      4.31        2,276          82      4.83
 Foreign Offices                        18,971         579      4.08       15,931         601      5.04
                                       -------      ------                -------      ------
  Total Interest-Bearing Deposits       34,604         961      3.71       31,517       1,034      4.39
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                              3,061          99      4.32        2,973         104      4.65
Other Borrowed Funds                     2,591         102      5.31        3,754         154      5.48
Long-Term Debt                           2,225         108      6.45        1,935         100      6.85
                                       -------      ------                -------      ------
  Total Interest-Bearing Liabilities    42,481       1,270      4.00%      40,179       1,392      4.63%
                                                    ------                             ------
Noninterest-Bearing Deposits            10,548                             10,156
Other Liabilities                        5,866                              5,609
Minority Interest-Preferred Securities   1,482                              1,210
Preferred Stock                              -                                  1
Common Shareholders' Equity              5,153                              4,818
                                       -------                            -------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                $65,530                            $61,973
                                       =======                            =======
Net Interest Earnings
 and Interest Rate Spread                           $1,292      2.23%                  $1,258      2.21%
                                                    ======      ====                   ======      ====
Net Yield on Interest-Earning Assets                            3.14%                              3.25%
                                                                ====                               ====